UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 23, 2023 (June 22, 2023)

SCULPTOR CAPITAL MANAGEMENT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street,	New York,	New York	10019
(Address of Principal Executive Offices)			(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	SCU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Annual Meeting of Shareholders of Sculptor Capital Management, Inc. (the “Company”) was held on June 22, 2023.

(b)At the Annual Meeting, the Shareholders:
(i)elected Mr. James S. Levin and Mr. Wayne Cohen as Class I directors to serve for a term of three years and until their successors are duly elected or appointed and qualified;
(ii)ratified a non-binding advisory vote of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023;
(iii)approved a non-binding advisory vote of the compensation of the Named Executive Officers of the Company (the “Say-on-Pay” Vote); and
(iv)approved a non-binding advisory vote of the frequency of future Say-on-Pay Votes.

Set forth below are the results on each matter above:

1.Election of Class I Directors

Nominee	Votes For	Withheld	Broker Non-Votes
James S. Levin	34,448,928	9,677,460	9,580,205
Wayne Cohen	31,719,123	12,407,265	9,580,205

2.Ratification of Non-Binding Advisory Vote of the appointment of Ernst & Young as the Company's independent registered public accounting firm

Votes For	53,471,338
Votes Against	131,434
Abstentions	103,821

3.Approval of the Sculptor Capital Management, Inc. Non-Binding Advisory Vote of the compensation of the Named Executive Officers of the Company (the "Say-on-Pay" Vote)

Votes For	27,279,937
Votes Against	16,563,544
Abstentions	282,907
Broker Non-Votes	9,580,205

4.Approval of the Sculptor Capital Management, Inc. Non-Binding Advisory Vote of the frequency of future Say-on-Pay Votes

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
43,796,735	77,671	223,042	28,940	9,580,205

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCULPTOR CAPITAL MANAGEMENT, INC.
(Registrant)

By:	/s/ Dava Ritchea
Dava Ritchea
Chief Financial Officer and Executive Managing Director
Date: June 23, 2023